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                        GABELLI INTERNATIONAL GROWTH FUND
                       SEMI-ANNUAL REPORT - JUNE 30, 2002

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[Graphic of 4 stars Omitted]

Morningstar Rated[TM] Gabelli International Growth Fund 4 stars overall and for the five-year period ended 06/30/02 among 621 and 420 foreign stock funds, respectively. The Fund was rated 3 stars for the three-year period ended
                    6/30/02 among 621 foreign stocks funds.


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[Photo of Caesar Bryan Omitted]

                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The second quarter of 2002 was very disappointing for equity investors all over the world. The optimism of the fourth quarter of 2001 has given way to outright pessimism, with market commentators using words such as capitulation when describing recent equity market movements. For U.S. investors participating in overseas equity markets, the only respite came in the form of a weaker U.S. dollar.

      For the second quarter ended June 30, 2002, the Gabelli International Growth Fund (the "Fund") declined by 2.1%. This compares with a fall of 2.4% for the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, which is the leading index of international markets, and a decline of 2.9% for the average international equity fund monitored by Lipper Inc.

      European markets were unable to decouple from the miserable performance of U.S. equities. While the Standard & Poor's ("S&P") 500 Index fell by 13.4%, U.K. equities fell by 11.1%, German stocks declined 17.5% and the French market fell 15.2%. However, due to the strength of the Euro and Sterling, losses to U.S.-based investors were limited to 4.7% for the U.K. market, 3.7% for French stocks and 6.3% for the German market.

      Certainly on a relative basis, Japan did well. The Nikkei 225 Index rose by 6.9% in dollar terms. Emerging markets, in aggregate, fell by 8.4% with the most damage being sustained in South America, largely due to the difficulties being experienced by Argentina.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  ---------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                    ---         ---         ---         ---          ----
  2002:   Net Asset Value ....................    $14.02      $13.73         --          --             --
          Total Return .......................      2.0%       (2.1)%        --          --             --
------------------------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ....................    $15.20      $15.57        $13.14       $13.74        $13.74
          Total Return .......................    (16.9)%       2.4%        (15.6)%        6.2%        (23.7)%
------------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................    $24.34      $21.45        $20.07       $18.29        $18.29
          Total Return .......................      6.7%      (11.9)%        (6.4)%       (5.1)%       (16.5)%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................    $15.94      $16.38        $17.40       $22.82        $22.82
          Total Return .......................      2.0%        2.8%          6.2%        36.9%         52.4%
------------------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................    $17.03      $17.58        $14.74       $15.63        $15.63
          Total Return .......................     18.3%        3.2%        (16.2)%       14.7%         17.4%
------------------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................    $13.51      $14.67        $15.31       $14.40        $14.40
          Total Return .......................      0.7%        8.6%          4.4%        (5.9)%         7.3%
------------------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................    $11.71      $12.55        $12.53       $13.42        $13.42
          Total Return .......................      6.6%        7.2%         (0.2)%        7.1%         22.2%
------------------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................       --          --         $10.57       $10.98        $10.98
          Total Return .......................       --          --           5.7%(b)      3.9%          9.8%(b)
------------------------------------------------------------------------------------------------------------------------------------

                              AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                              ------------------------------------------------

                                                   YEAR                                             SINCE
                                      QUARTER    TO DATE     1 YEAR      3 YEAR       5 YEAR     INCEPTION (B)
                                      ------------------------------------------------------------------------
   Gabelli International Growth
     Fund Class AAA ................  (2.07)%     (0.07)%   (10.46)%     (2.54)%      2.25%         7.31%
   MSCI EAFE Index .................  (2.38)%     (1.38)%    (9.22)%     (6.49)%     (1.26)%        2.72%
   Lipper International
     Fund Average ..................  (2.91)%     (1.65)%   (10.15)%     (5.26)%     (0.71)%        3.71%

--------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Fund began offering additional classes of shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of Fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Investors worldwide look to the U.S. market for leadership. Many equity markets, particularly in Europe, are closely correlated to the U.S. equity market. Recently it seems that this correlation has risen further. The crisis of confidence that has taken hold in the U.S. has been quick to spread to other markets. In some respects this is not justified, and we believe the current market sell-off will provide an excellent buying opportunity both in U.S. and overseas equities.

      At times like these, it is generally helpful to return to basics. We believe the basics of equity investing revolve around earnings, valuations and sentiment, including the flow of funds.

      To a major extent, earnings are a function of economic growth. Economic conditions around the world are reasonably good. European economic activity is mixed by region and certainly activity in some countries, for example Germany, remains below trend. And, of course, Germany is Europe's largest economy. Inflation, the European Central Bank's primary concern, remains well under control at about 1.8%, suggesting stable monetary policy. In Japan, the economy has experienced a small growth spurt on the back of better exports. This has led to a slight pick-up in capital expenditures and a happier consumer. However, looking ahead, job creation is low and wages are falling. Meanwhile government debt is very high which limits further fiscal stimulus. Finally, in the U.S., the economy probably warrants a B grade. The consumer remains in reasonable shape thanks to a robust housing market, and various other indicators such as factory orders provide evidence of an improving trend.

      Of course, there are imbalances. The U.S. absorbs too much of the world's savings. Foreigners have to buy about $1.7 billion of U.S. assets every day to balance the U.S. current account. Economists argue about the relevance of having a current account deficit, but common sense suggests that it is unsustainable for a country to import considerably more than it exports. Something gives, usually the currency. Dollar strength has made U.S. exports expensive and imports cheap. And the dollar has been strong because the U.S. economy has outperformed other economies, returns on U.S. assets have been

                                   HOLDINGS BY
                           GEOGRAPHIC REGION - 6/30/02

United Kingdom    20.0%
Japan             14.6
Switzerland       13.4
France            12.6
Ireland           10.5
Italy              4.5
Germany            4.1
Spain              3.5
Other             16.8
good, and the U.S. dollar is the world's reserve currency. Well, the dollar remains the world's reserve currency, but the relative performance of the U.S. economy has deteriorated, interest rates in the U.S. are low and the equity markets are doing poorly. And most important, foreigners feel that they own enough U.S.-based assets. The power of the markets is that often these imbalances fix themselves, and recently the dollar has declined. This will tend to transfer purchasing power from U.S. consumers to foreign consumers, and lower the U.S. current account deficit. What would be even worse is if the dollar decline got out of hand.

      Changes in exchange rates will have an impact on corporate earnings. Foreign companies that export to the U.S. may lose market share and profitability, but there will be winners too, especially among domestically-oriented businesses. We expect modest increases in earnings in Europe and Japan.

      One of the advantages of lower equity markets, assuming no significant change in earnings and interest rates, is that valuations become more attractive and future returns are better. However, in a bear market stocks can always get cheaper. In Europe, Price-to-Earnings ("PE") multiples are at the lower end of their range going back to 1992, but remain above the levels of the 1980s when inflation and interest rates were much higher. Relative to interest rates, equities are attractive. Dividend yields in excess of 3.5% are now common in Europe, and this is in excess of short-term interest rates.

      There is no arguing that sentiment or investor psychology is worse than poor. It's awful. And we all know why. First there was the bursting of the bubble followed by the terrorist attacks, corporate scandals and other irritating little things like the imposition of steel tariffs by President Bush. But how much of this is relevant to overseas markets? Certainly there were excesses in the Technology/Media/ Telecommunications ("TMT") sector overseas and the war against terrorism affects all democracies. But corporate excesses, such as monster option awards given to senior executives, we contend, are less of a factor in overseas markets. Also, in some respects, accounting standards may be stricter overseas. Sentiment will improve, but when? Maybe time will be the healer, combined with better earnings as margins improve due to corporate cost cutting.

INVESTMENT SCORECARD

      Among the Fund's larger holdings, winners included Irish Life & Permanent, Bank of Ireland, Nikko Cordial, ProSeiben, Altadis and Novartis. All these stocks rose by more than 10%. These top performers were nullified by some woeful returns posted by companies such as Vivendi (-44%), Vodafone (-26%), News Corp. (-22.4%) and AstraZeneca (-17.2%). Vivendi has now become a well-known name in the U.S. as the company fired its chief executive prior to embarking on a program of asset sales in an attempt to reduce debt.

      During the quarter we eliminated a number of positions, mostly because of a lack of earnings visibility. These included names such as Reuters, Compass Group, Obic, Aegon and Telefonica. In their place we purchased positions in Pernod Ricard, Tod's, Boots, Parmalat, Gas Natural, Hellenic Bottling and OPAP. Boots is a good example of the characteristics that we are looking for. The company is a U.K. based pharmacy with an excellent franchise. They have a store on every high street in England. Management is stepping back from unsuccessful forays into other retailing concepts to concentrate on its core activities. Although this is a mature business, the company should grow in the high single-digits, trades on less than 12 times next year's earnings, yields 4.7% and is buying back shares with surplus cash.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2002.

ALTADIS SA (ALT - $20.64 - PARIS STOCK EXCHANGE) is the product of the merger between the largest tobacco companies in France and Spain. The company controls the leading cigarette brands in France and Spain and is involved in the logistics business. Altadis is also the largest cigar company in the world with the rights to sell Cuban cigars in world markets. Since the merger, management has been able to reduce the number of manufacturing plants, thus increasing profits.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $22.75 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly-owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $16.52 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slowdown in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.LN - $12.85 - LONDON STOCK EXCHANGE) is one of the world's leading drinks business with a portfolio of international brands. Some of the company's leading brands include Guinness, Johnnie Walker and Smirnoff. The company has reorganized itself over the past few years and management can now focus its attention on growing its premium drinks business. This restructuring included the sale of Pillsbury to General Mills, the sale of Burger King to a financial buyer and the purchase of Seagram's drinks business.

GLAXOSMITHKLINE PLC (GSK.L - $21.47 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection, but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

HARMONY GOLD MINING LTD. (HARJ.J - $13.50 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $13.53 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success.

Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IRISH LIFE & Permanent plc (IPM. I - $14.57 - Irish Stock Exchange) is the third largest financial institution in Ireland. The company offers a broad array of financial products to consumers in Ireland. Expansion into overseas markets has been reversed, making Irish Life & Permanent a pure play on the exciting growth prospects for the Irish economy.

SWISS RE (RUKN.S - $97.61 - VIRT-X STOCK EXCHANGE) is one of the world's largest reinsurance companies. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following the tragic events of September 11. Swiss Re has a consistent track record of earnings growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                           WHEN
                       ---                           ----
      Special Chats:   Mario J. Gabelli              First Monday of each month
                       Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                        SEPTEMBER                       OCTOBER
                       ------                        ---------                       -------
      1st Wednesday    Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday    Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday    Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday    Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the current market environment, value is king. Investors are shunning risk in any shape or form. This includes risk of an earnings disappointment, balance sheet risk and business risk. Interestingly, investors are favoring companies that not only exhibit value characteristics but also have performed quite well and where there have been earnings upgrades. We will continue to try to identify franchises that have good growth potential, are run by excellent managers and buy them when we believe they are attractively valued with regard to their growth potential.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                Sincerely,
                                                /S/ Caesar Bryan
                                                CAESAR BRYAN
                                                President and Portfolio Manager

August 1, 2002

                                      Average Annual Returns -- June 30, 2002 (a)
                                      -------------------------------------------
                                      Class AAA Shares      Class A Shares      Class B Shares       Class C Shares
                                      ----------------      --------------      --------------       --------------
  1 Year .............................   (10.46)%             (9.89)%           (11.33)%               (11.20)%
                                                             (15.07)%(c)        (16.12)%(d)            (12.16)%(d)
  5 Year .............................     2.25%               2.38%              2.01%                  2.02%
                                                               1.18%(c)           1.76%(d)               2.02%(d)
  Life of Fund (b) ...................     7.31%               7.41%              7.13%                  7.13%
                                                               6.51%(c)           7.13%(d)               7.13%(d)

--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25, 2001, January 17, 2001 and December 17, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
  SHARES                                                COST         VALUE
  ------                                                ----         -----
           COMMON STOCKS -- 94.0%
           AEROSPACE -- 0.8%
  70,000   BAE Systems plc (a) ...............      $   374,866   $   361,422
                                                    -----------   -----------
           BROADCASTING -- 2.9%
  13,000   Nippon Broadcasting
           System Inc. .......................          775,785       477,239
  25,575   NRJ Group .........................          241,086       463,746
  10,000   RTL Group (New York) ..............          599,500       395,050
                                                    -----------   -----------
                                                      1,616,371     1,336,035
                                                    -----------   -----------
           BUILDING AND CONSTRUCTION -- 3.0%
  83,750   CRH plc (a) .......................        1,214,832     1,383,707
                                                    -----------   -----------
           BUSINESS SERVICES -- 0.4%
   4,000   Secom Co. Ltd. (a) ................          308,767       195,730
                                                    -----------   -----------
           COMPUTER SOFTWARE AND SERVICES -- 0.8%
  15,000   Capcom Co. Ltd. ...................          480,192       387,965
                                                    -----------   -----------
           CONSUMER PRODUCTS -- 12.8%
  62,000   Altadis SA ........................          909,852     1,279,764
  18,000   Christian Dior SA .................          897,658       693,313
  76,000   Compagnie Financiere
           Richemont AG, Cl. A ...............        1,328,627     1,728,724
   7,500   Nintendo Co. Ltd. (a) .............        1,035,186     1,099,105
  30,000   Shimano Inc. ......................          483,343       406,988
   7,000   Swatch Group AG, Cl. B ............          700,573       623,257
                                                    -----------   -----------
                                                      5,355,239     5,831,151
                                                    -----------   -----------
           ELECTRONICS -- 3.1%
   6,400   Rohm Co. Ltd. .....................        1,353,437       955,279
   7,000   Tokyo Electron Ltd. ...............          400,705       456,131
                                                    -----------   -----------
                                                      1,754,142     1,411,410
                                                    -----------   -----------
           ENERGY AND UTILITIES -- 5.5%
 120,000   BP plc (a) ........................        1,061,626     1,005,064
  15,000   Gas Natural SDG SA ................          277,724       288,880
   7,444   Total Fina Elf SA (a) .............        1,123,894     1,200,943
                                                    -----------   -----------
                                                      2,463,244     2,494,887
                                                    -----------   -----------
           ENTERTAINMENT -- 3.0%
 151,000   Publishing & Broadcasting Ltd. ....        1,028,758       767,147
  29,000   Vivendi Universal SA (a) ..........        2,063,351       621,690
                                                    -----------   -----------
                                                      3,092,109     1,388,837
                                                    -----------   -----------
           EQUIPMENT AND SUPPLIES -- 1.3%
  27,000   Olympus Optical Co. Ltd. (a) ......          405,043       375,829
  12,000   THK Co. Ltd. ......................          236,688       230,777
                                                    -----------   -----------
                                                        641,731       606,606
                                                    -----------   -----------

                                                                    MARKET
  SHARES                                                COST         VALUE
  ------                                                ----         -----
           FINANCIAL SERVICES -- 7.1%
  14,000   Invik & Co. AB, Cl. B .............       $1,036,830      $411,309
 100,000   Irish Life & Permanent
             plc, London                                785,097     1,457,250
 180,000   Nikko Cordial Corp. (a) ...........        1,233,959       906,292
  50,000   Prudential plc (a) ................          750,276       465,558
                                                    -----------   -----------
                                                      3,806,162     3,240,409
                                                    -----------   -----------
           FINANCIAL SERVICES: BANKS -- 6.1%
 150,006   Bank of Ireland (a) ...............        1,035,276     1,857,293
  85,000   HBOS plc ..........................          822,530       919,927
                                                    -----------   -----------
                                                      1,857,806     2,777,220
                                                    -----------   -----------
           FINANCIAL SERVICES: INSURANCE -- 4.8%
   4,000   Muenchener Rueckversicherungs-
           Gesellschaft AG ...................          975,787       948,120
  62,000   RAS SpA ...........................          699,630       832,153
   4,000   Swiss Re (a) ......................          413,778       390,458
                                                    -----------   -----------
                                                      2,089,195     2,170,731
                                                    -----------   -----------
           FOOD AND BEVERAGE -- 8.1%
  15,000   Coca-Cola Hellenic
           Bottling Co. SA ...................          240,142       253,918
 135,000   Diageo plc (a) ....................        1,158,848     1,735,020
  27,600   Interbrew SA ......................          792,848       792,403
 100,000   Parmalat Finanziaria SpA ..........          294,946       309,127
   6,000   Pernod-Ricard SA ..................          530,704       587,834
                                                    -----------   -----------
                                                      3,017,488     3,678,302
                                                    -----------   -----------
           HEALTH CARE -- 18.9%
  14,875   AstraZeneca plc, London (a) .......          611,695       607,015
  14,126   AstraZeneca plc, Stockholm ........          532,974       587,163
  13,000   Aventis SA (a) ....................          979,044       912,932
  75,140   GlaxoSmithKline plc (a) ...........        2,039,704     1,613,168
  52,000   Novartis AG (a) ...................        1,815,864     2,269,893
  13,000   Roche Holding AG (a) ..............        1,365,359       971,036
  19,000   Sanofi-Synthelabo SA ..............          833,189     1,155,916
  12,000   Takeda Chemical
           Industries Ltd. ...................          674,966       526,632
                                                    -----------   -----------
                                                      8,852,795     8,643,755
                                                    -----------   -----------
           HOTELS AND GAMING -- 1.7%
  20,000   Greek Organization of
           Football Prognostics ..............          192,154       183,698
 165,000   Hilton Group plc ..................          581,257       570,683
                                                    -----------   -----------
                                                        773,411       754.381
                                                    -----------   -----------
           METALS AND MINING -- 4.3%
   85,500  Harmony Gold
             Mining Co. Ltd. (a) .............          534,222     1,154,105
   15,000  Harmony Gold
             Mining Co. Ltd., ADR ............           79,800       202,950

                See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
  SHARES                                                COST         VALUE
  ------                                                ----         -----
           COMMON STOCKS (Continued)
           METALS AND MINING (Continued)
   23,000  Newmont Mining Corp.
             Holding Co. .....................      $   521,800   $   605,590
                                                    -----------   -----------
                                                      1,135,822     1,962,645
                                                    -----------   -----------
           PUBLISHING -- 1.3%
 102,037   News Corp. Ltd. (a) ...............          791,257       582,668
                                                    -----------   -----------
           REAL ESTATE -- 2.3%
  128,000  Cheung Kong (Holdings)
             Ltd. (a)                                 1,533,205     1,068,751
                                                    -----------   -----------
           RETAIL -- 1.5%
  45,000   Boots Co. plc .....................          466,365       446,207
   5,750   Tod's SpA .........................          287,194       249,869
                                                    -----------   -----------
                                                        753,559       696,076
                                                    -----------   -----------
           TELECOMMUNICATIONS -- 2.9%
  60,000   BT Group plc+ (a) .................          238,126       227,651
     165   Japan Telecom Co. Ltd. (a) ........          547,399       473,153
 115,000   Telecom Italia SpA, RNC ...........          442,179       609,908
                                                    -----------   -----------
                                                      1,227,704     1,310,712
                                                    -----------   -----------
           TRANSPORTATION -- 0.5%
  15,137   Tsakos Energy
             Navigation Ltd.+ ................          183,200       211,918
                                                    -----------   -----------
           WIRELESS COMMUNICATIONS -- 0.9%
 246,376   Vodafone Group plc (a) ............          708,167       334,733
   4,575   Vodafone Group plc, ADR ...........          122,215        62,449
                                                    -----------   -----------
                                                        830,382       397,182
                                                    -----------   -----------
           TOTAL COMMON STOCKS ...............       44,153,479    42,892,500
                                                    -----------   -----------
           PREFERRED STOCKS -- 1.9%
           Broadcasting -- 1.9%
  87,000   ProSieben Sat.1
             Media AG, Pfd. ..................        1,115,927       882,433
                                                    -----------   -----------
PRINCIPAL
 AMOUNT
--------
           U.S. GOVERNMENT OBLIGATIONS -- 1.7%
$757,000   U.S. Treasury Bill,
             1.655%++, 07/25/02 ..............          756,165       756,165
                                                    -----------   -----------

                                                                    MARKET
  SHARES                                                COST         VALUE
  ------                                                ----         -----
           RIGHTS -- 0.0%
           Real Estate -- 0.0%
   5,120   Cheung Kong Life Science
             International Inc.+ .............      $         0   $        0
                                                    -----------   -----------

           WARRANTS -- 0.1%
           Metals and Mining -- 0.1%
   5,000   Harmony Gold
             Mining Co. Ltd.,
             ADR, expires 06/29/03+ ..........                0        44,850
                                                    -----------   -----------
           TOTAL
             INVESTMENTS -- 97.7% .............     $46,025,571    44,575,948
                                                    ===========
           OTHER ASSETS AND LIABILITIES (NET) -- 2.3% .........     1,067,251
                                                                  -----------
           NET ASSETS -- 100.0% ...............................   $45,643,199
                                                                  ===========
----------------
           For Federal tax purposes:
           Aggregate cost .....................................   $46,025,571
                                                                  ===========
           Gross unrealized appreciation ......................    $5,653,511
           Gross unrealized depreciation ......................    (7,103,134)
                                                                  ===========
           Net unrealized appreciation/(depreciation)             $(1,449,623)
                                                                  ===========
----------------
 (a)   Securities fair valued under procedures established by the
       Board of Directors.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 RNC - Non-Convertible Savings Shares.

                                                          % OF
                                                         MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION                                VALUE        VALUE
--------------------------                                -----        -----
Europe ...............................................    73.8%   $32,902,602
Japan ................................................    14.6%     6,491,120
Asia/Pacific Rim .....................................     5.4%     2,418,566
South Africa .........................................     3.1%     1,401,905
North America ........................................     3.1%     1,361,755
                                                         ------   -----------
                                                         100.0%   $44,575,948
                                                         ======   ===========

                See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (cost $46,025,571) ..............        $44,575,948
   Receivable for Fund shares sold .......................            753,943
   Cash ..................................................            272,292
   Dividends and reclaims receivable .....................            139,011
   Other assets ..........................................             10,808
                                                                  -----------
  Total Assets                                                     45,752,002
                                                                  -----------
LIABILITIES:
   Payable for investment advisory fees ..................             36,703
   Payable for distribution fees .........................              9,189
   Payable to custodian ..................................              2,234
   Payable for Fund shares redeemed ......................                168
   Other accrued expenses and liabilities ................             60,509
                                                                  -----------
   TOTAL LIABILITIES .....................................            108,803
                                                                  -----------
   NET ASSETS applicable to 3,324,173
     shares outstanding ..................................        $45,643,199
                                                                  ===========
NET ASSETS CONSIST OF:
   Capital stock, at par value ...........................        $     3,324
   Additional paid-in capital ............................         58,024,910
   Accumulated net investment income .....................             92,906
   Accumulated net realized gain/(loss) on
     investments and foreign currency
     transactions ........................................        (11,039,127)
   Net unrealized appreciation/(depreciation) on
     foreign currency transactions .......................             10,809
   Net unrealized appreciation/(depreciation) on
     investments .........................................         (1,449,623)
                                                                  -----------
   TOTAL NET ASSETS ......................................        $45,643,199
                                                                  ===========
SHARES OF CAPITAL STOCK:
  CLASS AAA:
   Shares of capital stock
     outstanding ($0.001 par value) ......................          3,322,564
                                                                  ===========
   Net Asset Value, offering and redemption
     price per share .....................................             $13.73
                                                                       ======
  CLASS A:
   Shares of capital stock
     outstanding ($0.001 par value) ......................                  7
                                                                       ======
   Net Asset Value and redemption
     price per share .....................................             $13.81
                                                                       ======
   Maximum sales charge ..................................              5.75%
                                                                       ======
   Maximum offering price per share (NAV / 0.9425,
     based on maximum sales charge of 5.75%
     of the offering price at June 30, 2002) .............             $14.65
                                                                       ======
  CLASS B:
   Shares of capital stock
     outstanding ($0.001 par value) ......................              1,321
                                                                        =====
   Net Asset Value, offering and redemption
     price per share .....................................             $13.66(a)
                                                                       ======
  Class C:
   Shares of capital stock
     outstanding ($0.001 par value) ......................                281
                                                                       ======
   Net Asset Value, offering and redemption
     price per share .....................................             $13.68(a)
                                                                       ======
-----------
(a) Redemption price varies based on the length of time held

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $57,700) ...........        $   513,010
   Interest ..............................................              8,562
                                                                  -----------
   Total Investment Income ...............................            521,572
                                                                  -----------
EXPENSES:
   Investment advisory fees ..............................            232,609
   Distribution fees .....................................             58,233
   Registration fees .....................................             34,464
   Shareholder services fees .............................             33,771
   Shareholder communications expenses ...................             25,787
   Custodian fees ........................................             25,291
   Legal and audit fees ..................................             19,836
   Directors' fees .......................................              3,968
   Interest expense ......................................              3,577
   Miscellaneous expenses ................................              2,887
                                                                  -----------
   TOTAL EXPENSES ........................................            440,423
                                                                  -----------
   NET INVESTMENT INCOME .................................             81,149
                                                                  -----------
   NET REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS:
   Net realized gain/(loss) on investments
     and foreign currency transactions ...................         (4,187,174)
   Net change in unrealized appreciation/
     (depreciation) on investments and
     foreign currency transactions .......................          4,454,632
                                                                  -----------
   NET REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ...............................            267,458
                                                                  -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .....................................        $   348,607
                                                                  ===========

                See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six Months Ended
                                                                                  June 30, 2002        Year Ended
                                                                                   (Unaudited)      December 31, 2001
                                                                                   -----------      -----------------

OPERATIONS:
     Net investment income ...................................................     $     81,149          $    611,368
     Net realized gain/(loss) on investments and foreign currency transactions       (4,187,174)           (6,026,828)
     Net change in unrealized appreciation/(depreciation) of investments
       and foreign currency transactions .....................................        4,454,632            (9,677,891)
                                                                                   ------------          ------------
     NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........          348,607           (15,093,351)
                                                                                   ------------          ------------
   DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income
       Class AAA .............................................................             --                (586,033)
       Class A ...............................................................             --                     (14)
       Class B ...............................................................             --                    (117)
       Class C ...............................................................             --                     (20)
                                                                                   ------------          ------------
                                                                                           --                (586,184)
                                                                                   ------------          ------------
     Net realized gain on investments
       Class AAA .............................................................             --                 (93,980)
       Class A ...............................................................             --                      (2)
       Class B ...............................................................             --                     (37)
       Class C ...............................................................             --                      (8)
                                                                                   ------------          ------------
                                                                                           --                 (94,027)
                                                                                   ------------          ------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................             --                (680,211)
                                                                                   ------------          ------------
   CAPITAL SHARE TRANSACTIONS:
       Class AAA .............................................................       (1,899,446)           (3,124,768)
       Class A ...............................................................             (862)                9,231
       Class B ...............................................................              447                21,564
       Class C ...............................................................             --                       2
                                                                                   ------------          ------------
       Net increase/(decrease) in net assets from capital share transactions         (1,899,861)           (3,093,971)
                                                                                   ------------          ------------
     NET INCREASE/(DECREASE) IN NET ASSETS ...................................       (1,551,254)          (18,867,533)
   NET ASSETS:
       Beginning of period ...................................................       47,194,453            66,061,986
                                                                                   ------------          ------------
       End of period .........................................................     $ 45,643,199          $ 47,194,453
                                                                                   ============          ============


                See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30,1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund is informed of the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001, of $5,815,750. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each Class of Shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $58,125 for Class AAA Shares, or 0.25% of average daily net assets, the annual limitation under its Plan. Class B and Class C Shares incurred distribution costs of $89 and $19, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $6,581,909 and $9,173,044, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002. The average daily amount of borrowings outstanding within the six months ended June 30, 2002, was $1,553,900, with a related weighted average interest rate of 2.55%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $2,395,000.

7. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions  in shares of capital stock were as follows:

                                                                        SIX MONTHS                          ENDED YEAR
                                                                       JUNE 30, 2002                      DECEMBER 31, 2001
                                                                  AMOUNT           SHARES             AMOUNT           SHARES
                                                                         CLASS AAA                          CLASS AAA
                                                                ----------------------------        ----------------------------

Shares  sold ............................................        4,391,326     $  60,624,612         6,525,890     $ 101,310,342
Shares issued upon reinvestment of dividends ............             --                --              48,514           657,295
Shares  redeemed ........................................       (4,501,949)      (62,524,058)       (6,753,640)     (105,092,405)
                                                                ----------     -------------        ----------     -------------
   Net increase/(decrease) ..............................         (110,623)    $  (1,899,446)       (179,236)      $  (3,124,768)
                                                                ==========     =============        ==========     =============
                                                                         CLASS A                            CLASS A
                                                                ----------------------------        ----------------------------
Shares sold .............................................               --                --            11,752     $     159,580
Shares reinvestment .....................................               --                --                 1                16
Shares redeemed .........................................              (67)        $    (862)          (11,679)         (150,365)
                                                                ----------     -------------        ----------     -------------
   Net increase/(decrease) ..............................              (67)        $    (862)               74     $       9,231
                                                                ==========     =============        ==========     =============
                                                                         CLASS B                            CLASS B
                                                                ----------------------------        ----------------------------
Shares sold .............................................               32         $     447             1,286     $      21,506
Shares reinvestment .....................................               --                --                 4                58
Shares redeemed .........................................               --                --                --                --
                                                                ----------     -------------        ----------     -------------
   Net increase/(decrease) ..............................               32         $     447             1,290     $      21,564
                                                                ==========     =============        ==========     =============

                                                                         CLASS C                            CLASS C
                                                                ----------------------------        ----------------------------
Shares sold .............................................               --                --                68     $       1,100
Shares issued upon reinvestment of dividends ............               --                --                 2                28
Shares redeemed .........................................               --                --               (72)           (1,126)

                                                                ----------     -------------        ----------     -------------
   Net increase/(decrease) ..............................               --                --                (2)    $           2
                                                                ==========     =============        ==========     =============

THE GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                                INCOME
                      FROM INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                   -------------------------------------------------      --------------------------------------
                                                Net
                   Net Asset               Realized and      Total                       Net
  Period             Value,       Net       Unrealized       from           Net        Realized
   Ended           Beginning   Investment   Gain (Loss) on Investment    Investment    Gain on        Total
December 31        of Period   Gain (Loss)  Investments   Operations      Income     Investments   Distributions
-----------        ---------   -----------  -----------   ----------      ------     -----------   -------------
CLASS AAA
  2002(a)(j)        $13.74       $ 0.02       $(0.03)       $(0.01)         --           --           --
  2001(a)            18.29         0.17        (4.51)        (4.34)        $(0.18)      $(0.03)      $(0.21)
  2000(a)            22.82        (0.13)       (3.65)        (3.78)         --           (0.75)       (0.75)
  1999               15.63        (0.09)        8.25          8.16          (0.10)       (0.87)       (0.97)
  1998               14.40        (0.02)        2.51          2.49          (0.03)       (1.23)       (1.26)
  1997               13.42        (0.13)        1.11          0.98          --           --           --
CLASS A
  2002(a)(j)        $13.74       $(0.04)       $0.11         $0.07          --           --           --
  2001(a)(c)         14.88        (0.23)       (0.69)        (0.92)        $(0.19)      $(0.03)      $(0.22)
CLASS B
  2002(a)(j)        $13.73       $(0.03)      $(0.04)       $(0.07)         --           --           --
  2001(a)(d)         17.68         0.12        (3.95)        (3.83)        $(0.09)      $(0.03)      $(0.12)
CLASS C
  2002(a)(j)        $13.74       $(0.03)      $(0.03)       $(0.06)         --           --           --
  2001(a)            18.28         0.07        (4.51)        (4.44)        $(0.07)      $(0.03)      $(0.10)
  2000(a)(e)         25.94        (0.12)       (6.79)        (6.91)         --           (0.75)       (0.75)

                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                 ----------------------------------------------
                                                                            Net
                      Net Assets                      Net Assets         Investment      Operating
  Period                Value,                          End of        Income (Loss) to  Expenses to      Portfolio
   Ended                End of            Total        Period           Average Net     Average Net       Turnover
December 31           of Period          Returns+     (in 000's)        Assets(h)(i)  Assets(f)(g)(h)(i)    Rate
  ------------        ----------         --------     ----------        ------------  ------------------    ----
CLASS AAA
  2002(a)(j)            $13.73            (0.1)%       $45,621             0.35%          1.89%             15%
  2001(a)                13.74           (23.7)         47,172             1.14           1.86              31
  2000(a)                18.29           (16.5)         66,057            (0.68)          1.77              62
  1999                   22.82            52.4          48,883            (0.62)          1.90              74
  1998                   15.63            17.4          26,791            (0.14)          1.98              52
  1997                   14.40             7.3          18,133            (0.82)          2.46              63
CLASS A
  2002(a)(j)            $13.81             0.5%           $0.1            (0.58)%         1.38%             15%
  2001(a)(c)             13.74            (6.2)              1            (3.85)(b)       1.86(b)           31
CLASS B
  2002(a)(j)            $13.66            (0.5)%           $18            (0.39)%         2.65%             15%
  2001(a)(d)             13.73           (21.7)             18             0.82(b)        2.60(b)           31
CLASS C
  2002(a)(j)            $13.68            (0.4)%            $4            (0.41)%         2.66%             15%
  2001(a)                13.74           (24.3)              4             0.43           2.64              31
  2000(a)(e)             18.28           (26.6)              5            (1.43)(b)       2.52(b)           62
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized. (a) Per share amounts have been calculated using the average daily shares outstanding method.
(b) Annualized.
(c) Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A Shares as the information for this period is not considered meaningful.
(d) Commencement of offering of Class B Shares was March 9, 2000. Financial Highlights for Class B Shares is shown as of January 17, 2001, which was the subscription date when Class B Shares were continuously outstanding.
(e) From the commencement of offering Class C Shares on March 9, 2000.
(f) The Fund incurred interest expense for the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.88%, 1.96% and 2.44%, respectively. During the periods ended December 31, 1996 and 1995, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.
(g) The Fund incurred interest expense for the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.75% and 2.5% for Class AAA and Class C Shares, respectively.
(h) The Fund incurred interest expense for the year ended December 31, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.80%, 2.56% and 2.59% for Class AAA, Class B and Class C Shares, respectively.
(i) The Fund incurred interest expense for the six months ended June 30, 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.88%, 1.36%, 2.63% and 2.64% for Class AAA, Class A, Class B and Class C Shares, respectively.
(j) For the period ended June 30, 2002; unaudited.

                See accompanying notes to financial statements.

[PHOTP OMITTED]
[Photo of Mario J. Gabelli, CFA Omitted]

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                        1-800-GABELLI after 6:00 P.M.)

                        BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER              LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                       OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                                DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                              LEGAL COUNSEL
                         Willkie Farr & Gallagher

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q202SR


                                                             SEMI-ANNUAL REPORT
                                                                  JUNE 30, 2002